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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 23, 2000


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


        CALIFORNIA                         0-18225                    77-0059951
(State or other jurisdiction             (Commission                (IRS Employer
      of incorporation)                  File Number)             Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000




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ITEM 5. OTHER EVENTS

     On June 23, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of ArrowPoint Communications, Inc. of Acton, Massachusetts. A copy of the press release issued by the Registrant on June 23, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1, and is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CISCO SYSTEMS, INC.


Dated: June 23, 2000                 By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX

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
Exhibit
Number                             Description of Document
-------                            -----------------------
20.1         Press Release of Registrant,  dated June 23, 2000,  announcing the completion of the acquisition by Registrant of ArrowPoint Communications, Inc.



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